UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

ALLIANCE FIBER OPTIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                  0-31857                                                 77-0554122
(State or other jurisdiction                         (Commission                                             (IRS Employer
      of incorporation)                                        File Number)                                                Identification No.)

275 Gibraltar Drive, Sunnyvale, California                  94089
   (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (408) 736-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note:

The following amends the disclosure contained in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2010 to clarify the name of the Registrant's new independent registered public accounting firm from "MarcumStonefield, a division of Marcum LLP" to "Marcum LLP".

Item 4.01. Changes in Registrant's Certifying Accountant

(a)(b) On October 1, 2010, the Company's independent registered public accounting firm, Stonefield Josephson, Inc. ("Stonefield"), combined its practice with Marcum LLP (the "Merger").  Accordingly, effective October 1, 2010, Stonefield effectively resigned as the Company's independent registered public accounting firm and Marcum LLP became the Company's independent registered public accounting firm. This change in the Company's independent registered public accounting firm was approved by the Audit Committee of the Company's Board of Directors.

The principal accountant's reports of Stonefield on the financial statements of the Company as of and for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and 2008 and through the effective date of the Merger, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Stonefield's satisfaction, would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2009 and 2008 and through October 1, 2010, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2009 and 2008 and through October 1, 2010, the effective date of the Merger, the Company did not consult with Marcum LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stonefield with a copy of the foregoing disclosure and requested Stonefield to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated October 29, 2010, furnished by Stonefield, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits 16.1: Letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission dated October 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 29, 2010

ALLIANCE FIBER OPTIC PRODUCTS, INC.

By              s/ Anita K. Ho
Name: Anita K. Ho
Title:   Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number               Description

16.1                      Letter from Stonefield Josephson, Inc. to the Securities and Exchange
                             Commission dated October 29, 2010.